UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________

FORM 8-K
________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2017
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DOVER CORPORATION
(Exact name of registrant as specified in its charter)
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State of Delaware	1-4018	53-0257888
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3005 Highland Parkway
Downers Grove, Illinois		60515
(Address of principal executive offices)		(Zip Code)
(630) 541-1540
(Registrant’s telephone number, including area code)
 ______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Dover Corporation (the “Company”) held its Annual Meeting of Shareholders on May 5, 2017, at which meeting the shareholders:

(1)	elected twelve directors,

(2)	ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2017,

(3)	approved, on an advisory basis, named executive officer compensation,

(4)	approved, on an advisory basis, holding an advisory vote on executive compensation annually,

(5)	reapproved the performance goals under the 2012 Equity and Cash Incentive Plan (the “LTIP”), and

(6)	reapproved the performance goals under the Executive Officer Annual Incentive Plan (the “AIP”).

The shareholders also voted on proposals to amend Articles 15 and 16 of the Company's Restated Certificate of Incorporation to eliminate the super-majority voting requirements therein. Those proposals did not pass, as passage required the affirmative vote of at least 80% of the outstanding shares of common stock. The proposals to amend Articles 15 and 16 received the affirmative vote of 79.2% and 79.1% of the outstanding shares of common stock, respectively.

The breakdown of the shareholder votes on these matters is listed below:

1.	To elect twelve directors:

Director	For	Against	Abstain	Broker Non-Vote
Peter T. Francis	123,645,012	1,084,609	708,014	13,149,473
Kristiane C. Graham	121,171,201	3,512,258	754,176	13,149,473
Michael F. Johnston	123,568,408	1,177,206	692,021	13,149,473
Robert A. Livingston	123,696,987	971,519	769,129	13,149,473
Richard K. Lochridge	121,225,286	3,497,160	715,189	13,149,473
Eric A. Spiegel	124,100,075	612,602	724,958	13,149,473
Michael B. Stubbs	122,027,218	2,699,008	711,409	13,149,473
Richard J. Tobin	118,792,866	5,906,297	738,472	13,149,473
Stephen M. Todd	124,096,406	610,809	730,420	13,149,473
Stephen K. Wagner	123,885,804	798,833	752,998	13,149,473
Keith E. Wandell	123,962,388	754,652	720,595	13,149,473
Mary A. Winston	123,018,156	1,695,240	724,239	13,149,473

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2017:

For	Against	Abstain	Broker Non-Vote
136,176,906	1,807,776	602,426	0

3.	To approve, on an advisory basis, named executive officer compensation:

For	Against	Abstain	Broker Non-Vote
120,413,474	3,852,169	1,171,992	13,149,473

4.	To approve, on an advisory basis, the frequency of holding an advisory vote on executive compensation:

One Year	Two Years	Three Years	Broker Non-Vote
112,261,116	356,802	12,043,488	776,229

5.	To reapprove the performance goals under the LTIP:

For	Against	Abstain	Broker Non-Vote
119,960,725	4,593,481	883,429	13,149,473

6.	To reapprove the performance goals under the AIP:

For	Against	Abstain	Broker Non-Vote
121,674,213	2,885,807	877,615	13,149,473

7.	To approve amendments to Article 15 of the Company’s Restated Certificate of Incorporation to eliminate the super-majority voting requirement:

For	Against	Abstain	Broker Non-Vote
123,155,679	1,448,643	833,313	13,149,473

8.	To approve amendments to Article 16 of the Company’s Restated Certificate of Incorporation to eliminate the super-majority voting requirement:

For	Against	Abstain	Broker Non-Vote
123,060,167	1,534,022	843,446	13,149,473

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 9, 2017	DOVER CORPORATION
(Registrant)

		By:	/s/ Ivonne M. Cabrera
Ivonne M. Cabrera
Senior Vice President, General Counsel & Secretary